UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 4, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On October 4, 2002, US Airways Group, Inc. (the Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  -----------

     99            News release dated October 4, 2002 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: October 4, 2002                                               By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: October 4, 2002                                               By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS SEPTEMBER TRAFFIC UP 10.4 PERCENT

     ARLINGTON, Va., Oct. 4, 2002 -- US Airways reported today that revenue passenger miles for September 2002 increased 10.4 percent compared to September 2001, while available seat miles for the month were up 2.8 percent compared to the same period last year. The passenger load factor for September 2002 was 60.3 percent, a 4.2 percentage-point increase compared to September 2001.

     The terrorist attacks of September 11, 2001, which included the three-day shutdown of the air traffic system, have affected the year-over-year comparisons.

     Revenue passenger miles for the third quarter 2002 decreased 11.9 percent compared to the same period in 2001, while available seat miles were down 12.8 percent year over year. The passenger load factor for the period was 71.8 percent, an increase of 0.7 percentage points compared to the same period in 2001. Revenue passenger miles for September 2002, when compared to September 2000, decreased 26.4 percent, while available seat miles decreased by 18.4 percent and load factor decreased by 6.6 percent points.

     Year-to-date, US Airways' revenue passenger miles decreased 15.6 percent compared to the first nine months of 2001, while available seat miles decreased 17.3 percent. The year-to-date passenger load factor was 71.8 percent, an increase of 1.4 percentage points compared to the same period in 2001.

     The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc., -- reported that revenue passenger miles for September 2002 increased 52.2 percent compared to September 2001, while available seat miles increased 33.7 percent. The passenger load factor for the month was 48.6 percent, an increase of 5.9 percentage points compared to the same period in 2001.

     Revenue passenger miles for the third quarter 2002 increased 13.8 percent compared to the same period in 2001, while available seat miles increased 15.7 percent year-over-year. The passenger load factor for the period was 53.1 percent, a decrease of 0.9 percentage points compared to the same period in 2001.

     Year-to-date revenue passenger miles for the three wholly owned US Airways Express carriers increased 7.2 percent compared to the first nine months of 2001, while available seat miles decreased 12.2 percent. The year-to-date passenger load factor was 52.7 percent, a decrease of 2.5 percentage points compared to the same period in 2001.

     Operationally, US Airways ended the month by completing 99.1 percent of its scheduled flights and broke a decade-old internal record with 91.9 percent of its flights arriving on time.

     "Our customers expect and deserve outstanding service and again our employees have risen to the occasion," said US Airways President and Chief Executive Officer David Siegel.

     Mainline passenger unit revenue for September 2002 is expected to increase between 12.5 and 13.5 percent compared to September 2001, which is a decrease of between 25 and 26 percent compared to September 2000.

This press release, as well as other statements made by US Airways may contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the Debtor-In-Possession facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

US AIRWAYS, INC. SELECTED TRAFFIC STATISTICS

	Sept. 2002	Sept. 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,158,929	2,029,084	6.4
International*	693,683	553,654	25.3
Total - Scheduled Service	2,852,612	2,582,739	10.4
Total (Including Charter)	2,853,934	2,584,314	10.4

Available Seat Miles (000):
Domestic*	3,786,201	3,786,711	(0.0)
International*	945,822	816,683	15.8
Total - Scheduled Service	4,732,023	4,603,394	2.8
Total (Including Charter)	4,733,824	4,605,941	2.8

Passengers Boarded*	3,205,822	2,918,474	9.8
System Load Factor*	60.3	56.1	4.2
Average Passenger Journey*	889.8	885.0	0.5

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

US AIRWAYS, INC. SELECTED TRAFFIC STATISTICS

	Sept. 2002	Sept. 2000	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,158,929	3,211,476	(32.8)
International*	693,683	666,355	4.1
Total - Scheduled Service	2,852,612	3,877,830	(26.4)
Total (Including Charter)	2,853,934	3,881,480	(26.5)

Available Seat Miles (000):
Domestic*	3,786,201	4,969,790	(23.8)
International*	945,822	825,981	14.5
Total - Scheduled Service	4,732,023	5,795,771	(18.4)
Total (Including Charter)	4,733,824	5,801,231	(18.4)

Passengers Boarded*	3,205,822	4,811,118	(33.4)
System Load Factor*	60.3	66.9	(6.6)
Average Passenger Journey*	889.8	806.0	10.4

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

US AIRWAYS, INC. THIRD QUARTER 2002

	July -Sept. 2002	July - Sept. 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	8,338,245	9,882,929	(15.6)
International*	2,393,654	2,303,089	3.9
Total - Scheduled Service	10,731,899	12,186,018	(11.9)
Total (Including Charter)	10,734,508	12,191,164	(11.9)

Available Seat Miles (000):
Domestic*	12,010,466	14,250,875	(15.7)
International*	2,945,742	2,898,327	1.6
Total - Scheduled Service	14,956,207	17,149,202	(12.8)
Total (Including Charter)	14,959,711	17,156,438	(12.8)

Passengers Boarded*	11,993,867	14,187,754	(15.5)
System Load Factor*	71.8	71.1	0.7
Average Passenger Journey*	894.8	858.9	4.2

* scheduled service

NOTE: Numbers may not add or calculate due to rounding.

US AIRWAYS, INC. YEAR-TO-DATE 2002

	Jan. - Sept. 2002	Jan. - Sept. 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	24,899,604	30,504,062	(18.4)
International*	6,379,147	6,555,935	(2.7)
Total - Scheduled Service	31,278,751	37,059,997	(15.6)
Total (Including Charter)	31,285,479	37,083,980	(15.6)

Available Seat Miles (000):
Domestic*	35,603,472	44,184,873	(19.4)
International*	7,936,500	8,462,889	(6.2)
Total - Scheduled Service	43,539,972	52,647,762	(17.3)
Total (Including Charter)	43,548,395	52,676,427	(17.3)

Passengers Boarded*	36,801,210	44,963,001	(18.2)
System Load Factor*	71.8	70.4	1.4
Average Passenger Journey*	849.9	824.2	3.1

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

US AIRWAYS EXPRESS SELECTED TRAFFIC STATISTICS

	Sept. 2002	Sept. 2001	Percent Change
Revenue Passenger Miles (000)	118,055	77,572	52.2
Available Seat Miles (000)	243,079	181,750	33.7
Passengers Boarded*	527,700	351,089	50.3
System Load Factor*	48.6	42.7	5.9
Average Passenger Journey	223.7	220.9	1.3

	Sept. 2002	Sept. 2000	Percent Change
Revenue Passenger Miles (000)	118,055	119,584	(1.3)
Available Seat Miles (000)	243,079	218,623	11.2
Passengers Boarded*	527,700	536,054	(1.6)
System Load Factor*	48.6	54.7	(6.1)
Average Passenger Journey	223.7	223.1	.3

US AIRWAYS EXPRESS THIRD QUARTER 2002

	July - Sept. 2002	July - Sept. 2001	Percent Change
Revenue Passenger Miles (000):	396,283	348,348	13.8
Available Seat Miles (000):	746,854	645,632	15.7
Passengers Boarded*	1,765,586	1,597,145	10.5
System Load Factor*	53.1	54.0	(0.9)
Average Passenger Journey	224.4	218.1	2.9

* Scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding.

US AIRWAYS EXPRESS YEAR-TO-DATE 2002

	Jan. - Sept. 2002	Jan. - Sept. 2001	Percent Change
Revenue Passenger Miles (000)	1,151,535	1,074,614	7.2
Available Seat Miles (000)	2,183,949	1,945,666	12.2
Passengers Boarded*	5,153,884	4,928,452	4.6
System Load Factor*	52.7	55.2	(2.5)
Average Passenger Journey	223.4	218.0	2.5

* Scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., Potomac Air and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding

NUMBER: 4367